Exhibit 99.2

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(dollars in thousands, except per share data)

	Three	Three	Twelve	Twelve
	months	months	months	months
	ended	ended	ended	ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005
Operating revenue
Management fee revenue – net	$202,348	$202,083	$891,071	$888,558
Premiums earned	52,797	54,102	213,665	215,824
Service agreement revenue	7,738	5,128	29,246	20,568

Total operating revenue	262,883	261,313	1,133,982	1,124,950

Operating expenses
Cost of management operations	179,897	171,008	742,526	710,237
Losses and loss adjustment expenses incurred	38,369	36,927	139,630	140,386
Policy acquisition and other underwriting expenses	13,143	13,274	52,048	50,108

Total operating expenses	231,409	221,209	934,204	900,731

Investment income – unaffiliated
Investment income, net of expenses	14,102	16,397	55,920	61,555
Net realized gains (losses) on investments	2,056	(837)	1,335	15,620
Equity in earnings of limited partnerships	12,717	7,274	41,766	38,062

Total investment income – unaffiliated	28,875	22,834	99,021	115,237

Income before income taxes and equity in earnings of Erie Family Life Insurance Company	60,349	62,938	298,799	339,456
Provision for income taxes	16,542	19,492	99,055	111,733
Equity in earnings of Erie Family Life Insurance Company, net of tax	1,712	714	4,281	3,381

Net income	$45,519	$44,160	$204,025	$231,104

Net income per share:
Class A common stock – basic	$0.78	$0.71	$3.45	$3.69

Class A common stock – diluted	0.71	0.64	3.13	3.34

Class B common stock – basic and diluted	119.65	107.45	524.87	558.34

Weighted average shares outstanding:
Class A common stock – basic	57,782,967	61,620,457	58,827,987	62,392,860

Class A common stock – diluted	64,000,388	68,506,846	65,256,608	69,293,649

Class B common stock – basic and diluted	2,573	2,837	2,661	2,843

Dividends declared per share:
Class A common stock	$0.40	$0.36	$1.48	$1.335

Class B common stock	60.00	54.00	222.00	200.25

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS — SEGMENT BASIS

(amounts in thousands, except per share data)

	Three	Three	Twelve	Twelve
	months	months	months	months
	ended	ended	ended	ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005
Management Operations
Management fee revenue	$214,067	$213,845	$942,845	$940,274
Service agreement revenue	7,738	5,128	29,246	20,568

Total revenue from management operations	221,805	218,973	972,091	960,842
Cost of management operations	190,332	180,962	785,683	751,573

Income from management operations	31,473	38,011	186,408	209,269

Insurance Underwriting Operations
Premiums earned	52,797	54,102	213,665	215,824

Losses and loss adjustment expenses incurred	38,369	36,927	139,630	140,386
Policy acquisition and other underwriting expenses	14,427	15,081	60,665	60,488

Total losses and expenses	52,796	52,008	200,295	200,874

Underwriting gain	1	2,094	13,370	14,950

Investment Operations
Investment income, net of expenses	14,102	16,397	55,920	61,555
Net realized gains (losses) on investments	2,056	(837)	1,335	15,620
Equity in earnings of limited partnerships	12,717	7,274	41,766	38,062
Equity in earnings of Erie Family Life Insurance Company	1,841	768	4,604	3,636

Net revenue from investment operations	30,716	23,602	103,625	118,873

Income before income taxes	62,190	63,707	303,403	343,092
Provision for income taxes	16,671	19,547	99,378	111,988

Net income	$45,519	$44,160	$204,025	$231,104

Net income per share – Class A basic	$0.78	$0.71	$3.45	$3.69

Net income per share – Class A diluted	0.71	0.64	3.13	3.34

Net income per share – Class B basic and diluted	119.65	107.45	524.87	558.34

Weighted average shares outstanding - Class A diluted	64,000	68,507	65,257	69,294

Amounts presented on a segment basis are gross of intercompany/intersegment items

ERIE INDEMNITY COMPANY

RECONCILIATION OF OPERATING INCOME TO NET INCOME

Definition on Non-GAAP and Operating Measures

We believe that investors’ understanding of our performance is enhanced by the disclosure of the following non-GAAP financial measure. Our method of calculating this measure may differ from those used by other companies and therefore comparability may be limited.

Operating income is net income excluding realized capital gains and losses and related federal income taxes. Equity in earnings or losses of Erie Family Life Insurance Company and equity in earnings or losses of limited partnerships are not excluded from the calculation of operating income. Both of these categories include the respective investment’s realized capital gains and losses, as well as unrealized gains and losses, as these investments are accounted for under the equity method.

Net income is the GAAP measure that is most directly comparable to operating income.

We use operating income to evaluate the results of operations. It reveals trends in our management services, insurance underwriting and investment operations that may be obscured by the net effects of realized capital gains and losses. Realized capital gains and losses may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market condition, the timing of which is unrelated to management services and the insurance underwriting processes. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our performance. We are aware that the price to earnings multiple commonly used by investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered as a substitute for net income and does not reflect our overall profitability.

The following table reconciles operating income and net income for the periods ended December 31, 2006 and 2005:

	Three	Three	Twelve	Twelve
	months ended	months ended	months ended	months ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
(in thousands, except per share data)
Operating income	$44,183	$44,704	$203,157	$220,951
Net realized gains (losses) on investments	2,056	(837)	1,335	15,620
Income tax (expense) benefit on realized gains (losses)	(720)	293	(467)	(5,467)

Realized gains (losses), net of income taxes	1,336	(544)	868	10,153

Net income	$45,519	$44,160	$204,025	$231,104

	Three	Three	Twelve	Twelve
	months ended	months ended	months ended	months ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Per Class A Share – Diluted

Operating income	$0.69	$0.65	$3.12	$3.19
Net realized gains (losses) on investments	0.03	(0.02)	0.02	0.23
Income tax (expense) benefit on realized gains (losses)	(0.01)	0.01	(0.01)	(0.08)

Realized gains (losses), net of income taxes	0.02	(0.01)	0.01	0.15

Net income	$0.71	$0.64	$3.13	$3.34

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(amounts in thousands, except per share data)

	December 31,	December 31,
	2006	2005
ASSETS
Investments
Fixed maturities	$836,738	$972,210
Equity securities
Preferred stock	133,401	170,773
Common stock	117,246	95,561
Other invested assets	235,672	158,044

Total investments	1,323,057	1,396,588
Cash and cash equivalents	60,241	31,666
Equity in Erie Family Life Insurance Company	57,162	55,843
Premiums receivable from policyholders	247,187	267,632
Receivables from affiliates	1,220,058	1,175,152
Other assets	131,656	174,380

Total assets	$3,039,361	$3,101,261

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Unpaid losses and loss adjustment Expenses	$1,073,570	$1,019,459
Unearned premiums	424,282	454,409
Other liabilities	379,661	348,791

Total liabilities	1,877,513	1,822,659
Total shareholders’ equity*	1,161,848	1,278,602

Total liabilities and shareholders’ Equity	$3,039,361	$3,101,261

Book value per share	$18.17	$18.81

Shares outstanding	63,952	67,962

* Initially applying the recognition provisions of Statement of Financial Accounting Standards No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans” in 2006 reduced shareholders’ equity by $21.1 million, net of tax, and book value per share by $.33

ERIE INDEMNITY COMPANY
RECONCILIATION OF PROPERTY AND CASUALTY GROUP TO INDEMNITY RESULTS

	Three	Three	Twelve	Twelve
	months ended	months ended	months ended	months ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005
(dollars in thousands)
Property and Casualty Group Insurance Underwriting Operations (SAP Basis)
Direct underwriting results
Direct written premium	$860,878	$894,504	$3,803,414	$3,956,942

Premiums earned	937,324	975,151	3,883,694	3,984,648

Loss and loss adjustment expenses incurred	720,010	696,336	2,530,240	2,561,504
Policy acquisition and other underwriting expenses	252,601	255,684	1,110,923	1,100,772

Total losses and expenses	972,611	952,020	3,641,163	3,662,276

Direct underwriting (loss) income	(35,287)	23,131	242,531	322,372

Nonaffiliated reinsurance underwriting results
Assumed voluntary-less ceded retrocessions	6,701	8,488	16,392	59,289
Assumed involuntary	(696)	3,381	1,905	(12,508)
Less: Ceded	(24,158)	(12,130)	(6,598)	(2,646)

Nonaffiliated reinsurance underwriting gain	30,163	23,999	24,895	49,427

Net Underwriting (Loss) Gain (SAP Basis)	$(5,124)	$47,130	$267,426	$371,799

Erie Indemnity Insurance Underwriting Operations (SAP to GAAP Basis)
Percent of pool assumed by the Indemnity Company	5.50%	5.50%	5.50%	5.50%

Indemnity preliminary underwriting (loss) gain (SAP Basis)	$(282)	$2,592	$14,708	$20,449
Excess-of-loss premiums ceded to the Exchange	0	(731)	0	(3,262)
Excess-of-loss changes to recoveries under the agreement	(181)	114	(1,027)	(2,226)
SAP to GAAP adjustments	464	119	(311)	(11)

Indemnity Underwriting Gain before tax (GAAP Basis)	$1	$2,094	$13,370	$14,950

Property & Casualty Group (SAP Basis)
Net basis

Loss and LAE ratio	74.0%	69.2%	64.8%	63.2%
Underwriting ratio	26.9	26.7	28.2	26.7
Policyholder dividends ratio	1.6	0.9	0.5	0.6

Statutory combined ratio	102.5	96.8	93.5	90.5

Adjusted combined ratio, excluding profit component	99.8	93.1	89.4	85.7

Direct business

Loss ratio points from prior accident year reserve development – deficiency (redundancy)	4.2	7.3	(1.9)	1.2
Loss ratio points from salvage and subrogation recoveries collected	(0.8)	(0.8)	(1.6)	(1.5)

Total loss ratio points from prior accident years	3.4	6.5	(3.5)	(0.3)

Loss ratio points from catastrophes	5.0	0.7	4.0	0.5

Erie Indemnity Company
GAAP combined ratio	100.0	96.1	93.7	93.1
GAAP loss ratio points from catastrophes	4.9	0.7	4.0	0.5

SAP Basis represents statutory accounting principles as codified by the National Association of Insurance Commissioners (NAIC)

The selected financial data below is derived from the Erie Insurance Exchange’s financial statements prepared in accordance with Statutory Accounting Principles. In the opinion of management, all adjustments consisting only of normal recurring accruals, considered necessary for a fair presentation have been included. The financial data set forth below is only a summary.

	Three	Three	Twelve	Twelve
	months ended	months ended	months ended	months ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005
(in thousands)
Statutory Accounting Basis
Premiums earned	$890,510	$925,833	$3,675,705	$3,762,260
Losses, LAE and underwriting expenses	895,146	880,748	3,421,997	3,405,799

Net underwriting (loss) gain	(4,636)	45,085	253,708	356,461

Total investment income	202,017	82,534	480,771	809,464
Federal income tax expense	59,259	30,393	229,709	379,563

Net income	$138,122	$97,226	$504,770	$786,362

(in thousands)
	As of	As of
	December 31,	December 31,
	2006	2005
Statutory Accounting Basis
Cash and invested assets	$8,494,655	$7,917,615
Other assets	1,021,489	1,152,648

Total assets	$9,516,144	$9,070,263

Claims and unearned premium reserves	$4,993,365	$5,058,764
Other liabilities	435,683	629,749

Total liabilities	5,429,048	5,688,513

Policyholders’ surplus	4,087,096	3,381,750

Total liabilities and policyholders’ surplus	$9,516,144	$9,070,263

Management fee revenue by major lines of business – Segment basis:

	Three months	Three months		Twelve months	Twelve months
	ended	ended		ended	ended
	December 31,	December 31,	%	December 31,	December 31,	%
	2006	2005	Change	2006	2005	Change
(in thousands)
Private passenger auto	$101,723	$102,926	-1.2%	$448,514	$456,948	-1.8%
Commercial auto	17,757	17,390	2.1	79,693	78,416	1.6
Homeowners	41,986	40,945	2.5	179,477	174,770	2.7
Commercial multi-peril	24,454	24,065	1.6	109,040	105,727	3.1
Workers’ compensation	16,603	17,377	-4.5	79,877	82,945	-3.7
All other lines of business	10,544	9,742	8.2	44,744	40,968	9.2

	213,067	212,445	0.3%	941,345	939,774	0.2%
Change in allowance for management fee returned on cancelled policies	1,000	1,400		1,500	500

Management fee revenue, net of allowance	$214,067	$213,845	0.1%	$942,845	$940,274	0.3%

Growth rates of policies in force for Property and Casualty Group insurance operations by major lines of business:

	Private	12-mth.		12-mth.		12-mth.	Total	12-mth.
	passenger	growth		growth	All other	growth	Personal	growth
Date	auto	rate	Homeowners	rate	personal lines	rate	lines	rate
12/31/2004	1,670,804	(0.1)%	1,347,671	1.5%	278,974	2.4%	3,297,449	0.8%

03/31/2005	1,661,955	(1.0)	1,343,803	0.6	279,927	1.4	3,285,685	(0.1)

06/30/2005	1,658,278	(1.7)	1,350,491	0.2	282,670	1.5	3,291,439	(0.6)

09/30/2005	1,651,629	(1.8)	1,354,487	0.3	285,134	2.3	3,291,250	(0.6)

12/31/2005	1,640,563	(1.8)	1,353,912	0.5	286,604	2.7	3,281,079	(0.5)

03/31/2006	1,636,048	(1.6)	1,356,885	1.0	289,964	3.6	3,282,897	(0.1)

06/30/2006	1,637,472	(1.3)	1,366,633	1.2	294,409	4.2	3,298,514	0.2

09/30/2006	1,636,947	(0.9)	1,373,763	1.4	298,361	4.6	3,309,071	0.5

12/31/2006	1,633,882	(0.4)	1,377,965	1.8	301,497	5.2	3,313,344	1.0

		12-mth.	CML*	12-mth.		12-mth.		12-mth.	Total	12-mth.
	CML*	growth	multi-	growth	Workers’	growth	All other	growth	CML*	growth
Date	auto	rate	peril	rate	comp.	rate	CML* lines	rate	lines	rate
12/31/2004	117,287	1.8%	209,623	1.5%	58,931	(5.4)%	87,815	1.6%	473,656	0.7%

03/31/2005	117,382	1.4	209,619	1.3	57,949	(5.6)	87,877	1.8	472,827	0.5

06/30/2005	118,445	1.2	212,100	1.1	57,398	(5.5)	88,981	2.1	476,924	0.5

09/30/2005	118,555	1.3	212,939	1.4	56,877	(5.0)	90,074	2.4	478,445	0.7

12/31/2005	118,728	1.2	213,347	1.8	56,218	(4.6)	90,227	2.7	478,520	1.0

03/31/2006	118,587	1.0	214,461	2.3	55,254	(4.7)	90,301	2.8	478,603	1.2

06/30/2006	119,471	0.9	217,134	2.4	54,871	(4.4)	91,568	2.9	483,044	1.3

09/30/2006	119,555	0.8	217,763	2.3	54,379	(4.4)	92,687	2.9	484,384	1.2

12/31/2006	119,801	0.9	218,542	2.4	53,923	(4.1)	92,687	2.7	484,953	1.3

		12-mth.
	Total All	growth
Date	lines	rate
12/31/2004	3,771,105	0.7%

03/31/2005	3,758,512	(0.1)

06/30/2005	3,768,363	(0.5)

09/30/2005	3,769,695	(0.5)

12/31/2005	3,759,599	(0.3)

03/31/2006	3,761,500	0.1

06/30/2006	3,781,558	0.4

09/30/2006	3,793,455	0.6

12/31/2006	3,798,297	1.0

CML* = Commercial

Policy retention trends for Property and Casualty Group insurance operations by major lines of business:

	Private			CML*
	passenger	CML*		multi-	Workers’	All other
Date	auto	auto	Homeowners	peril	comp.	lines	Total All lines
12/31/2004	90.0%	88.3%	87.6%	85.3%	85.8%	85.8%	88.4%

03/31/2005	89.9	88.2	87.6	85.5	85.9	85.5	88.3

06/30/2005	89.8	87.8	87.8	85.0	85.8	85.5	88.3

09/30/2005	89.9	88.0	88.0	85.1	86.0	85.6	88.4

12/31/2005	90.0	87.9	88.2	85.4	86.2	86.0	88.6

03/31/2006	90.1	88.0	88.6	85.9	86.0	86.2	88.8

06/30/2006	90.3	87.7	88.9	85.9	85.9	86.5	89.0

09/30/2006	90.5	87.8	89.2	86.0	85.8	86.7	89.2

12/31/2006	90.8	87.7	89.4	86.0	85.7	87.1	89.5

CML* = Commercial

Average premium per policy trends for Property and Casualty insurance operations by major lines of business:

	Private	12-mth.		12-mth.	All other	12-mth.		12-mth.
	passenger	growth		growth	personal	growth	Total Personal	growth
Date	auto	rate	Homeowners	rate	lines	rate	lines	rate
12/31/2004	$1,190	6.1%	$546	17.4%	$347	11.9%	$855	8.5%

03/31/2005	1,193	4.3	552	13.8	347	8.4	858	6.3

06/30/2005	1,186	2.4	549	7.6	346	5.5	851	3.3

09/30/2005	1,179	0.3	546	2.8	347	3.3	846	0.6

12/31/2005	1,174	(1.3)	543	(0.5)	348	0.3	841	(1.6)

03/31/2006	1,161	(2.7)	539	(2.4)	349	0.6	832	(3.0)

06/30/2006	1,140	(3.9)	535	(2.6)	348	0.6	818	(3.9)

09/30/2006	1,122	(4.8)	530	(2.9)	348	0.3	806	(4.7)

12/31/2006	1,110	(5.5)	526	(3.1)	349	0.3	797	(5.2)

		12-mth.		12-mth.		12-mth.	Total	12-mth.
		growth		growth	All other	growth	CML*	growth
Date	CML* auto	rate	Workers’ Comp.	rate	CML* lines	rate	lines	rate
12/31/2004	$2,790	4.2%	$5,820	12.8%	$1,706	7.6%	$2,487	6.9%

03/31/2005	2,799	3.1	6,004	13.6	1,720	6.2	2,513	6.2

06/30/2005	2,780	1.2	6,102	12.2	1,708	3.8	2,503	4.2

09/30/2005	2,789	0.8	6,104	8.2	1,694	1.2	2,490	1.9

12/31/2005	2,781	(0.3)	6,212	6.7	1,705	(0.1)	2,501	0.6

03/31/2006	2,778	(0.8)	6,270	4.4	1,710	(0.6)	2,501	(0.5)

06/30/2006	2,730	(1.8)	6,143	0.7	1,676	(1.9)	2,444	(2.4)

09/30/2006	2,705	(3.0)	6,047	(0.9)	1,669	(1.5)	2,416	(3.0)

12/31/2006	2,687	(3.4)	5,985	(3.7)	1,657	(2.8)	2,393	(4.3)

		12-mth.
	Total All	growth
Date	lines	rate
12/31/2004	$1,060	8.1%

03/31/2005	1,066	6.4

06/30/2005	1,061	3.8

09/30/2005	1,055	1.2

12/31/2005	1,052	(0.8)

03/31/2006	1,044	(2.1)

06/30/2006	1,026	(3.3)

09/30/2006	1,011	(4.2)

12/31/2006	1,001	(4.8)

CML* = Commercial

PROPERTY & CASUALTY GROUP ADJUSTED COMBINED RATIO BY
MAJOR LINES OF BUSINESS (SAP BASIS) – DIRECT BUSINESS

	Three Months Ended				Three Months Ended
	December 31, 2006				December 31, 2005
		Prior Year**		Current		Prior Year**		Current
		Reserve		Accident		Reserve		Accident
		Development		Year		Development		Year
	Calendar*	Deficiency	Catastrophe	Excluding	Calendar*	Deficiency	Catastrophe	Excluding
	Year	(Redundancy)	Losses	Catastrophes	Year	(Redundancy)	Losses	Catastrophes

Private Passenger Auto	101.8%	0.2%	0.4%	101.2%	107.5%	8.8%	0.0%	98.7%
Homeowners	82.4%	0.7%	3.0%	78.7%	73.0%	-1.7%	0.5%	74.2%
Other Personal Lines	118.8%	36.3%	0.2%	82.3%	108.4%	39.8%	0.0%	68.6%
Total Personal	97.2%	1.7%	3.6%	91.9%	98.4%	7.2%	0.5%	90.7%
Commercial Multi-Peril	104.6%	13.5%	1.3%	89.8%	81.6%	6.5%	0.0%	75.1%
Commercial Auto	88.9%	-6.6%	0.0%	95.5%	94.0%	0.4%	0.0%	93.6%
Workers’ Compensation	137.3%	20.8%	0.0%	116.5%	89.3%	18.1%	0.0%	71.2%
Other Commercial Lines	143.7%	9.9%	0.0%	133.8%	62.8%	-4.1%	0.0%	66.9%
Total Commercial	112.0%	9.8%	1.3%	100.9%	86.3%	7.6%	0.0%	78.7%
Grand Total – Direct Business Only	101.7%	4.2%	5.0%	92.5%	94.7%	7.3%	0.7%	86.7%
		Twelve Months Ended				Twelve Months Ended
		December 31, 2006				December 31, 2005

		Prior Year**		Current		Prior Year**		Current
		Reserve		Accident		Reserve		Accident
		Development		Year		Development		Year
	Calendar*	Deficiency	Catastrophe	Excluding	Calendar*	Deficiency	Catastrophe	Excluding
	Year	(Redundancy)	Losses	Catastrophes	Year	(Redundancy)	Losses	Catastrophes

Private Passenger Auto	92.2%	-2.2%	0.4%	94.0%	95.9%	4.3%	0.0%	91.6%
Homeowners	85.7%	-3.4%	2.6%	86.5%	70.0%	-1.0%	0.4%	70.6%
Other Personal Lines	97.5%	18.0%	0.2%	79.3%	80.8%	12.9%	0.0%	67.9%
Total Personal	90.6%	-1.7%	3.2%	89.1%	88.6%	3.2%	0.5%	84.9%
Commercial Multi-Peril	89.2%	0.0%	0.7%	88.5%	75.9%	-4.4%	0.0%	80.3%
Commercial Auto	81.7%	-5.0%	0.1%	86.6%	85.7%	-0.1%	0.0%	85.8%
Workers’ Compensation	93.8%	-2.0%	0.0%	95.8%	94.7%	-3.6%	0.0%	98.3%
Other Commercial Lines	89.5%	-3.9%	0.0%	93.4%	57.7%	-10.1%	0.0%	67.8%
Total Commercial	88.5%	-2.2%	0.8%	89.9%	83.1%	-3.3%	0.1%	86.3%
Grand Total – Direct Business Only	90.0%	-1.9%	4.0%	87.9%	86.8%	1.2%	0.5%	85.1%
*The calendar year combined ratio represents the adjusted statutory combined ratio, which removes the profit component of the management fee earned by the Company.
**The prior accident year reserve development does not include the effects of salvage and subrogation recoveries.